UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Whiting Petroleum Corporation

(Name of Registrant as Specified In Its Charter)

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Company contact:	Eric Hagen, Vice President - Investor Relations
303.390.4051 or eric.hagen@whiting.com

Whiting Petroleum Sets Special Meeting of Stockholders to Vote on

Proposed Kodiak Oil & Gas Acquisition for December 3, 2014

DENVER - October 13, 2014 - Whiting Petroleum Corporation (NYSE: WLL) (“Whiting”) today announced that it has scheduled a special meeting of Whiting stockholders to consider and vote upon the issuance of Whiting common stock pursuant to the previously announced agreement entered into with Kodiak Oil & Gas Corp. (NYSE: KOG) (“Kodiak”) on July 13, 2014, pursuant to which, subject to the satisfaction of various conditions set forth therein, Whiting will acquire Kodiak in an all-stock transaction. The special meeting will be held on December 3, 2014 at 8:30 am Mountain Time, at the Grand Hyatt Denver, 555 17th Street, Denver, Colorado 80202. Whiting stockholders of record as of the close of business on October 14, 2014 will be entitled to receive notice of, and vote at, the special meeting.

If the issuance of Whiting common stock pursuant to the agreement is approved at the special meeting, Whiting expects the transaction to be completed in the fourth quarter of 2014, subject to the satisfaction of the other conditions set forth in the agreement.

Additional information about the special meeting is included in the preliminary joint proxy statement/circular, which was filed with the Securities and Exchange Commission (“SEC”) on October 6, 2014 and in the definitive joint proxy statement/circular, which is expected to be mailed to stockholders of record in the coming weeks.

About Whiting

Whiting, a Delaware corporation, is an independent oil and gas company that explores for, develops, acquires and produces crude oil, natural gas and natural gas liquids primarily in the Rocky Mountain and Permian Basin regions of the United States. The Company’s largest projects are in the Bakken and Three Forks plays in North Dakota, the Niobrara play in northeast Colorado and its Enhanced Oil Recovery field in Texas. The Company trades publicly under the symbol “WLL” on the New York Stock Exchange. For further information, please visit http://www.whiting.com.

Forward-Looking Statements

This press release contains statements that Whiting believes to be “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. All statements other than historical facts, including, without limitation, statements regarding the anticipated completion of the proposed transaction or the timing thereof, are forward-looking statements. When used in this press release, words such as we “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe” or “should” or the negative thereof or variations thereon or similar terminology are generally intended to identify forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements.

These risks and uncertainties include, but are not limited to: the ability to obtain shareholder and court approval of the proposed transaction; the ability to complete the proposed transaction on anticipated terms and timetable; Whiting’s and Kodiak’s ability to integrate successfully after the transaction and achieve anticipated benefits from the proposed transaction; the possibility that various closing conditions for the transaction may not be satisfied or waived; risks relating to any unforeseen liabilities of Whiting or Kodiak; declines in oil, NGL or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploration and development expenditures; the ability to obtain sufficient quantities of CO2 necessary to carry out EOR projects; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base under our amended credit agreement; ability to generate sufficient cash flows from operations to meet the internally funded portion of our capital expenditures budget; ability to obtain external capital to finance exploration and development operations and acquisitions; federal and state initiatives relating to the regulation of hydraulic fracturing; the ability to successfully complete potential asset dispositions and the risks related thereto; the impacts of hedging on results of operations; failure of properties to yield oil or gas in commercially viable quantities; availability of, and risks associated with, transport of oil and gas; shortages of or delays in obtaining qualified personnel or equipment, including drilling rigs and completion services; uninsured or underinsured losses resulting from oil and gas operations; inability to access oil and gas markets due to market conditions or operational impediments; the impact and costs of compliance with laws and regulations governing oil and gas operations; ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; competition in the oil and gas industry; and other risks described under the caption “Risk Factors” in Whiting’s and Kodiak’s Annual Reports on Form 10-K for the year ended December 31, 2013, Whiting’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 and Kodiak’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014 and June 30, 2014. Whiting and Kodiak assume no obligation, and disclaim any duty, to update the forward-looking statements in this press release.

Important Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of a vote or proxy. The proposed transaction anticipates that the Whiting shares of common stock will be exempt from registration under the United States Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(10) of the Securities Act. Consequently, the Whiting shares will not be registered under the Securities Act or any state securities laws. In connection with the proposed transaction, on October 6, 2014, Whiting and Kodiak each filed with the SEC an amended preliminary joint proxy statement/circular. The joint proxy statement/circular is not final and is subject to change. Once final, a definitive joint proxy statement/circular will be filed with the SEC. INVESTORS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT AND CIRCULAR AND ANY OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WHITING, KODIAK AND THE PROPOSED TRANSACTION. The joint proxy statement and circular and certain other relevant materials (when they become available) and other documents filed by Whiting or Kodiak with the SEC may be obtained free of charge at the SEC’s website at http://www.sec.gov. In addition, investors may obtain copies of these documents (when they become available) free of charge by written request to Whiting Investor Relations, 1700 Broadway, Suite 2300, Denver, CO 80290-2300 or calling (303) 390-4051 or by written request to Kodiak Investor Relations, 1625 Broadway, Suite 250, Denver, CO 80202 or calling (303) 592-8030.

Participants in the Solicitation

Whiting, Kodiak and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the executive officers and directors of Whiting and the number of shares of Whiting’s common stock beneficially owned by such persons is set forth in the proxy statement for Whiting’s 2014 Annual Meeting of Stockholders which was filed with the SEC on March 23, 2014, and Whiting’s Annual Report on Form 10-K for the period ended December 31, 2013. Information about the executive officers and directors of Kodiak and the number of Kodiak’s ordinary shares beneficially owned by such persons is set forth in the proxy statement for Kodiak’s 2014 Annual Meeting of Shareholders which was filed with the SEC on May 9, 2014, and Kodiak’s Annual Report on Form 10-K for the period ended December 31, 2013. Investors may obtain additional information regarding the direct and indirect interests of Whiting, Kodiak and their respective executive officers and directors in the transaction by reading the joint proxy statement and circular regarding the transaction when it becomes available.

Contacts

Whiting Eric Hagen (303) 390-4051 eric.hagen@whiting.com	Media Andrew Siegel / Jon Keehner Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449